UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2025 (May 22, 2025)

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FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

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Georgia (State or other jurisdiction of incorporation)	1-16247 (Commission File Number)	58-2582379 (I.R.S. Employer Identification No.)
1919 Flowers Circle, Thomasville, GA (Address of principal executive offices)		31757 (Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Flowers Foods, Inc. (the “Company”), held its Annual Meeting of Shareholders for the following purposes and with the following voting results:

(1)	Election of 11 Director-Nominees to Serve for One-Year Terms:

Directors:	For	Against	Abstain	Broker Non-Votes
A. Ryals McMullian	173,441,295	5,058,376	547,183	16,379,540
Edward J. Casey, Jr.	176,958,023	1,594,895	493,936	16,379,540
Thomas C. Chubb, III	176,552,260	2,064,065	430,529	16,379,540
George E. Deese	177,337,371	1,349,283	360,200	16,379,540
Rhonda O. Gass	175,718,591	2,878,335	449,928	16,379,540
Brigitte H. King	176,060,812	2,543,401	442,641	16,379,540
Margaret G. Lewis	174,013,828	4,535,489	497,537	16,379,540
W. Jameson McFadden	175,869,625	2,606,348	570,881	16,379,540
Joanne D. Smith	175,761,099	2,801,181	484,574	16,379,540
James T. Spear	176,511,945	2,088,427	446,482	16,379,540
Melvin T. Stith, Ph.D.	175,669,742	2,833,244	543,868	16,379,540

(2)	Approval, on an Advisory Basis, of the Company’s Named Executive Officer Compensation:

For	172,122,146
Against	5,465,364
Abstain	1,459,344
Broker Non-Votes	16,379,540

(3)	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm:

For	191,836,269
Against	3,255,957
Abstain	334,168
Broker Non-Votes	0

(4)	Shareholder Proposal to Adopt a Policy for an Independent Board Chair:

For	51,446,241
Against	126,813,996
Abstain	786,617
Broker Non-Votes	16,379,540

With respect to Proposal 1, each of the nominees for director received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year until the Company’s 2026 Annual Meeting of Shareholders.

With respect to Proposals 2 and 3, the votes cast within the voting group favoring each proposal exceeded the votes cast opposing each proposal and therefore passed. The votes cast within the voting group favoring Proposal 4 did not exceed the votes cast opposing Proposal 4 and therefore Proposal 4 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Chief Financial Officer

Date: May 29, 2025